Exhibit 10.19

Execution Copy

TRANSFER, CONSENT AND ASSIGNMENT AGREEMENT

This Transfer, Consent and Assignment Agreement dated the 26th day of September 2007 (the “Agreement”).

AMONG:

PINNACLE WEST MARKETING & TRADING CO., LLC, a limited liability company organized under the laws of Delaware (the “Transferor”)

- and -

MORGAN STANLEY CAPITAL GROUP INC., a corporation organized under the laws of Delaware (the “Transferee”)

- and -

GOLDEN STATE WATER COMPANY, a corporation organized under the laws of California (the “Counterparty”).

WHEREAS the Transferor and the Counterparty are parties to one or more master agreements and/or general terms and conditions, each as described in Schedule “A” attached hereto (collectively, the “PWMT Master Agreement”) and to power sales and power purchase transactions entered into pursuant to the PWMT Master Agreement, copies of the confirmations evidencing such transactions are identified as “Master Confirmations” on Schedule “B” attached hereto (such transactions being hereinafter referred to as the “Master Confirmations” and together with the Master Agreement hereinafter referred to as the “Assigned Agreement(s)”);

AND WHEREAS the Transferor has agreed to transfer by assignment to the Transferee and the Transferee has agreed to accept the transfer by assignment of, all of the rights, liabilities, duties and obligations of the Transferor under and in respect of the Assigned Agreement(s) but, for certainty, the Transferor will not otherwise assign to the Transferee any other transaction(s) that may be outstanding pursuant to the terms of the PWMT Master Agreement except those identified on Schedule “B” or any of its rights, title, estate or interest therein;

AND WHEREAS according to that certain Purchase and Sale Agreement between the Transferor and the Transferee dated as of June 7, 2007 (the “PSA”), the Transferor will transfer by assignment to Transferee nil of Transferor’s rights, liabilities, duties and obligations with respect to the Assigned Agreement(s) (the “Closing”), subject to the satisfaction of certain conditions precedent, which conditions precedent include obtaining the prior consent of the Counterparty to the transfer by assignment of the Assigned Agreement(s));

AND WHEREAS the Counterparty is willing to consent to such transfer by assignment and to recognize and accept the Transferee as its counterparty with respect to the Assigned Agreement(s) in the place and stead of the Transferor pursuant to the terms of this Agreement;

AND WHEREAS the Transferee and the Counterparty have agreed that each reference to Transferor shall be substituted with the reference to Transferee and each such Master Confirmation shall be deemed a transaction between Transferee and Counterparty;

NOW THEREFORE, for good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), the parties hereto mutually covenant and agree as follows:

1.                          Assignment. The Transferor hereby transfers by assignment to the Transferee effective as of and from the commencement of the later of (a) the first day of the calendar month following the calendar month in which the Transferor has given to the Counterparty written notice of the approval from the federal Energy Regulatory Commission (“FERC”), specifically, including FERC’s approval of the assignment from Transferor to Transferee of the Assigned Agreement(s) under Section 203 of the Federal Power Act of 1935, as amended; or (b) November 1, 2007 (the “Assignment Effective Date”), its entire right, title, estate and interest in and to, and its rights, liabilities, duties and obligations under, such Assigned Agreement(s), for the Transferee’s sole use and benefit absolutely, subject nevertheless to the terms and conditions of the Assigned Agreement(s).

2.                          Acceptance by Transferee. The Transferee hereby accepts the aforesaid Assigned Agreement(s) effective as of and from the Assignment Effective Date for each such Assigned Agreement(s), and covenants and agrees with the Transferor and the Counterparty that from and after the Assignment Effective Date it will be bound by, observe and perform, carry out and fulfill all covenants and agreements, duties and obligations required to be observed and performed by the Transferor under the terms of the Assigned Agreement(s) arising from and after the Assignment Effective Date.

3.                          Acceptance by Counterparty. Effective as of and from the Assignment Effective Date, the Counterparty hereby consents to transfer by assignment of the Assigned Agreement(s) and accepts the Transferee as the party to perform the obligations of Transferor under the Assigned Agreement(s) pursuant to the terms and conditions of the Assigned Agreement(s), and the Counterparty agrees that it shall not make any claim against the Transferee (including by way of set-off, book-out or termination of the Assigned Agreement(s)) as a consequence of or relating to: (i) any default, breach or non-performance attributable to the Transferor under any Assigned Agreement(s) which default, breach or non-performance arises or has arisen prior to the Assignment Effective Date; and (ii) the observance and performance of the covenants, representations and agreements under any Assigned Agreement(s), prior to the Assignment Effective Date.

4.                          Release

(a)                    Effective as of and from the Assignment Effective Date, the Counterparty hereby releases and forever discharges the Transferor from further obligations to the Counterparty with respect to the corresponding Assigned Agreement(s) and of and from any and all liability as a consequence of or relating to all manner of action and actions, cause or causes of action, suits, debts, dues, sums of money, claims and demands whatsoever at law or in equity arising out of, or which are in any way related to the Assigned Agreement(s) after and including the Assignment Effective Date; provided that, for certainty, the foregoing shall not release or discharge the Transferor in respect of the settlement, payment or performance of any liabilities or obligations: (i) arising or accruing prior to the Assignment Effective Date but which have not been settled, paid or performed as of the Assignment Effective Date; or (ii) due and payable or due to be performed after the Assignment Effective Date, but which accrued with respect to or otherwise related to a calculation period or delivery period (however defined) ending prior to the Assignment Effective Date (for avoidance of doubt, (i) and (ii) collectively constitute the “Transferor Excluded Liabilities”), and all such Transferor Excluded Liabilities shall be paid or performed by the Transferor in accordance with the terms of the Assigned Agreement(s).

(b)                   Effective as of and from the Assignment Effective Date, the Transferor hereby releases and forever discharges the Counterparty from further obligations to the Transferor with respect to the corresponding Assigned Agreement(s) and of and from any and all liability as a consequence of or relating to all manner of action and actions, cause or causes of action, suits, debts, dues, sums of money, claims and demands whatsoever at law or in equity, arising out of or which are in any way related to, the Assigned Agreement(s) after and including the Assignment Effective Date; provided that, for certainty, the foregoing shall not release or discharge the Counterparty in respect of the settlement, payment or performance of any liabilities or obligations: (i) arising or accruing prior to the Assignment Effective Date but which have not been settled, paid or performed as of the Assignment Effective Date; or (ii) due and payable or due to be performed after the Assignment Effective Date, but which accrued with respect to or otherwise related to a calculation period or delivery period (however defined) ending prior to the Assignment Effective Date (for avoidance of doubt, (i) and (ii) collectively constitute the “Counterparty Excluded Liabilities”), and all such Counterparty Excluded Liabilities shall be paid or performed by the Counterparty in accordance with the terms of each Assigned Agreement(s).

5.                          Further Assurances. The Transferor agrees that it shall, from time to time and at all times hereafter, execute such further assurances and do all such acts and things as may be reasonably required for the purpose of vesting in the Transferee the rights and obligations of the Transferor in the Assigned Agreement(s).

6.                          Indemnity. Subject to any other agreements between the Transferee and the Transferor: (a) the Transferee shall be liable for and shall indemnify and save harmless the Transferor from and against all losses, costs, expenses and damages suffered or incurred by the Transferor as a result of any and all actions, suits, complaints, demands or causes of action whatsoever arising from or in respect of the Assigned Agreement(s) in respect of the actions or inactions of the Transferee occurring from and after the Assignment Effective Date; and (b) the Transferor shall be liable for and shall indemnify and save harmless the Transferee from and against all losses, costs, expenses and damages suffered or incurred by the Transferee as a result of any and all actions, suits, complaints, demands or causes of action whatsoever arising from or in respect of the Assigned Agreement(s) in respect of the actions or inactions of the Transferor occurring prior to the Assignment Effective Date.

7.                          Address for Notices.

The address for the Transferee for notices under the Assigned Agreement(s) shall be:

Morgan Stanley Capital Group Inc.
Commodities Department, 1st Floor
2000 Westchester Avenue
Purchase, NY 10577
Telephone number: (914) 225-4300
Facsimile number: (914) 750-0445

The address for the Counterparty for purposes of receiving any notice under this Section 9 shall be:

James B. Gallagher, Vice President
Golden State Water Company
2143 Convention Center Way, Suite 110
Ontario, CA 91764
Phone: (909) 937-0111
Fax: (909) 937-0222

The address for the Transferor for purposes of receiving any notice under this Section 9 shall be:

Pinnacle West Marketing & Trading Co., LLC
400 North Fifth Street
Mail Station 9860
Phoenix, AZ 85004
Phone: (602) 250-2780
Fax: (602) 250-3238

8.                          Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9.                          Counterpart Execution. This Agreement may be executed in separate counterparts and delivered by facsimile, each of which when so executed and delivered shall constitute the one and the same original document.

10.                    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. Any judicial action arising out of, resulting from, or in any way relating to this Agreement shall be brought only in a state or federal court of competent jurisdiction located in the state, county and city of New York, and all parties to this Agreement waive any right to trial by jury in such action. In the event such judicial proceedings are instituted by any party hereto, the prevailing party or parties shall be entitled to award of costs and attorneys’ fees incurred in connection with such proceedings.

11.                    Representations, Warranties and Covenants.

(a)                    Transferor hereby represents and warrants that: (i) its assignment of its right, title and interest in and to the Assigned Agreement(s) is free and clear of any liens, charges, pledges, options, mortgages, deeds of trust, security interests, restrictions (whether on voting, sale, transfer, disposition, or otherwise), easements, whether imposed by law, agreement, understanding, or otherwise (“Encumbrance”) whatsoever; (ii) and that it has the power and authority to effect the sale, assignment and transfer of the Assigned Agreement(s) and to execute this Agreement.

(b)                   Transferee hereby represents and warrants that it has the power and authority to accept the sale, assignment and transfer of the Assigned Agreement(s) and to execute this Agreement.

(c)                    Counterparty hereby consents to the foregoing sale, assignment and transfer to Transferee.

(d)                    Each party hereto represents to the others that: (i) this Agreement does not and will not violate or conflict with its charter or by-laws (or comparable constitutive documents), any statute, law, rule, regulation or ordinance, or any judgment, order, consent order, stipulated agreement, writ, injunction, or decree of, any court, governmental agency or Independent System Operator applicable to it or any agreement to which it is a party or by which it or any of its property is bound; (ii) its obligations hereunder are legal, valid and binding on it, and enforceable in accordance with their terms; and (iii) the person signing this agreement for such party is an officer, director, and/or partner of such party and is authorized and duly empowered to do so.

(e)                     Each of the Counterparty and the Transferee represents for itself to the other as of the date that it enters into this Agreement that:

(i)                       Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Agreement and the transactions contemplated hereby (the “Assigned Transactions”) and as to whether the Assigned Transactions are appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Assigned Transactions, it being understood that information and explanations related to the terms and conditions of the Assigned Transactions shall not be considered to be investment advice or a recommendation to enter into the Assigned Transactions. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Assigned Transactions.

(ii)                    Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of the Assigned Transactions. It is also capable of assuming, and assumes, the risks of the Assigned Transactions.

(iii)                 Status of the Parties. Neither party hereto is acting as a fiduciary for or adviser to any other party hereto in respect of the Assigned Transactions; and each party hereto represents to the others that: (A) this Agreement and, on and from the Assignment Effective Date, the Assigned Transactions, do not and will not violate or conflict with its charter or by-laws (or comparable constitutive documents), any statute, law, rule, regulation or ordinance, or any judgment, order, consent order, stipulated agreement, writ, injunction, or decree of, any court, governmental agency or any other regulated entity applicable to it or any agreement to which it is a party or by which it or any of its property is bound; (B) its obligations hereunder and, on and from the Assignment Effective Date, under the Assigned Transaction are legal, valid and binding on it, and enforceable in accordance with their terms; and (C) the person signing this Agreement for such party is an officer, director, and/or partner of such party and is authorized and duly empowered to do so.

THIS AGREEMENT executed effective as of the day and year first above written.

TRANSFEROR:

PINNACLE WEST MARKETING & TRADING CO., LLC

	APSMT	By:	/s/ David A. Hansen
	Contracts	Name:	David A. Hansen
	Department	Title:	Vice President
By:	SM 09/27/07		Arizona Public Service Company Marketing and
Trading, acting on its own behalf and as agent for Pinnacle West Marketing & Trading Co., LLC

TRANSFEREE:

MORGAN STANLEY CAPITAL GROUP INC.

By:
Name:	Deborab L. Hart
Title:	Vice President

COUNTERPARTY:

GOLDEN STATE WATER COMPANY

By:
Name:	James B. Gallagher
Title:	Vice President

THIS AGREEMENT executed effective as of the day and year first above written.

TRANSFEROR:

PINNACLE WEST MARKETING & TRADING CO., LLC

By:
Name:	David A. Hansen
Title:	Vice President
Arizona Public Service Company Marketing and Trading, acting on its own behalf and as agent for Pinnacle West Marketing & Trading Co., LLC

TRANSFEREE:

MORGAN STANLEY CAPITAL GROUP INC.

/s/ Kenneth Carlino
Kenneth Carlino
Vice President

COUNTERPARTY:

GOLDEN STATE WATER COMPANY

By:
Name:	James B. Gallagher
Title:	Vice President

THIS AGREEMENT executed effective as of the day and year first above written.

TRANSFEROR:

PINNACLE WEST MARKETING & TRADING CO., LLC

By:
Name:	David A. Hansen
Title:	Vice President
Arizona Public Service Company Marketing and Trading, acting on its own behalf and as agent for Pinnacle West Marketing & Trading Co., LLC

TRANSFEREE:

MORGAN STANLEY CAPITAL GROUP INC.

By:
Name:	Deborab L. Hart
Title:	Vice President

COUNTERPARTY:

GOLDEN STATE WATER COMPANY

By:	/s/ James B. Gallagher
Name:	James B. Gallagher
Title:	Vice President

SCHEDULE A

WSPP Agreement, effective July 27, 1991 and as amended from time to time

SCHEDULE B
Master Confirmations

EXISTING CONFIRMATIONS ATTACHED HERETO

(Logo) PINNACLEWEST CAPITAL CORPORATION	PWMT Contract No. [Illegible] Ken Wolf Marketing & Trading P.O. Box [Illegible], M/S 9642 Phoenix, Arizona 85072-[Illegible] Telephone: (602) 250-4313 Facsimile: (602) 250-3199 September 4, 2002

CONFIDENTIAL

To:                 Golden State Water Company

The following terms and conditions shall govern this agreement on September 3, 2002, between David [Illegible], on behalf of Southern California Water Company (“SCWC”), and Ken Wolf, on behalf of Pinnacle West Marketing & Trading (“PWMT”), as follows:

Purchaser:	Pinnacle West Capital Corporation 400 N, 5th Street, M/S 9842 Phoenix, Arizona 85004	Seller:	Southern California Water Company 830 E. foothills Blvd. San Dimas, CA 91773-9016
Confirm Administrator:	Tricia Henry (602) 250-2811 (phone) (602) 371-5256 (fax)	Confirm Administrator:	Raymond P. [Illegible] (908) 394-3800 X 679 (phone) (908) 384-3768 (fax)

Preschedule:	(602) 250-4371	Preschedule:	(909) [Illegible]
Real Time:	(602) 250-4470	Real Time:	(909) [Illegible]

Price ($/MWh):	$[Illegible]/MWh	Quantity (MWh):	647,920 MWh
Quantity (MW/hr.):	15 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	December 31, 2006
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Price ($/MWh):	$[Illegible]/MWh	Quantity (MWh):	28,992 MWh
Quantity (MW/hr.):	[Illegible] Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	March 31, 2003
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Price ($/MWh):	$[Illegible]/MWh	Quantity (MWh):	[Illegible] MWh
Quantity (MW/hr.):	8 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2003	End date:	March 31, 2004
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Delivery Point:	SP15 (Inter SC Trade)
Transmission Contingencies: None		Generation Contingencies: None

1

And

Seller :	Pinnacie West Capital Corporation	Purchaser:	Southern California Water Company
400 N. 5th Street, M/S 9842		630 E. Foothills Blvd.
Phoenix, Arizona 85004		San Dimas, CA 91773-9016
Confirm		Confirm
Administrator:	Tricia Henry	Administrator:	Raymond P. Juels
	(602) 250-2911 (phone)		(909) 394-3800 X 679 (phone)
	(602) 371-5256 (fax)		(909) 394-3768 (fax)

Preschedule:	(602) 250-4371	Preschedule:	(909) 280-9411
Real Time:	(602) 250-4470	Real Time:	(909) 280-9411

Price ($/MWh):	$74.65/MWh	Quantity (MWh):	$11,080 MWh
Quantity (MW/hr.):	15 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	December 31, 2008
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays.		Prevailing Time (“PPT”)

Quantity (MW/hr.):	8 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	December 31, 2008
	Winter Periods		Winter Periods
	Period 1 - November 1, 2002		March 31, 2003
	Period 2 - November 1, 2003		March 31, 2004
	Period 3 - November 1, 2004		March 31, 2005
	Period 4 - November 1, 2005		March 31, 2006
	Period 5 - November 1, 2006		March 31, 2007
	Period 6 - November 1, 2007		March 31, 2008
	Period 7 - November 1, 2008		December 31, 2008

Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Delivery Point:	SP15 (Inter SC Trade)
Transmission Contingencies: None		Generation Contingencies: None

PWMT and SCWC enter into this Confirmation Agreement (hereinafter the “Confirmation”) pursuant to and in accordance with the Western Systems Power Pool Agreement, effective as of July 27, 1991 and as further amended on Septemeber 1, 2002 (hereinafter the “Agreement”), to which Pinnacle West Capital Corporation and Southern California Water Company are Parties. Terms used but not defined herein shall have the meanings set forth in the Agreement.

In consideration of the premises and the agreements contained herein, the Parties agree as follows:

1.                          PWMT shall supply firm energy in accordance with Service Schedule C of the Agreement utilizing available generation or purchased power resources at the point of delivery. If, in order to maintain firm energy deliveries, PWMT is required to obtain additional generation or transmission resources, PWMT shall absorb all additional costs incurred, including any charges for generation, transmission or ancillary services.

2

2.                          Section C-3.8 (c) of Service Schedule C is deleted in its entirety and replaced with the following:

“where applicable, to meet Seller’s or its Affiliate’s public utility or statutory obligations to its customers.”

“Affiliate” means, with respect to Seller, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. For this purpose, “control” means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

3.                          Deliveries will be made except during interruptions or reductions which are due to uncontrollable forces as defined in Section 10 of the Agreement, in which case the obligations of both Parties will be reduced for the duration of the interruption or reduction.

4.                          Preschedules shall be exchanged for all deliveries of energy, including identifications of receiving  and generating control areas under this Confirmation by 11:00 a.m. Pacific Prevailing Time on the last work day observed by both Parties prior to the scheduled date of delivery. Interchange scheduling shall be conducted in accordance with WSPP Operating Procedure No. 1.

5.                          Neither Party shall transfer or assign all or any part of the Agreement or its rights or obligations hereunder or otherwise dispose of any right, title or interest herein without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may, without the need for consent from the other Party, (a) transfer, pledge, or assign the Agreement as security for any financing (b) transfer, assign or delegate the Agreement or its rights or obligations hereunder to an Affiliate of such party; or (c) transfer, assign or delegate the Agreement to any person or entity according to all or substantially all of the [Illegible] of such party; provided, however, that any such assignee shall agree to be bound by the terms and conditions hereof and, provided, further, that any transfer, assignment or delegation that does not require consent hereunder shall not, in any way, relates the assignor from liability for full performance of any obligations (and only those obligations) arising under the Agreement prior to the effective date of the transfer, assignment or delegation. To the extent a transfer does not require consent, the transferring Party shall provide prompt notice to the other Party of the [Illegible] and the effective date thereof. Any transfer in violation of this section shall be deemed null and void. “Affiliate” means, with respect to a Party, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. For this purpose, “control” means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

6.                          “CAISO Firm Energy” means with respect to a Transaction, a product under which the Seller shall sell and the Purchaser shall purchase a quantity of energy equal to the hourly quantity without Ancillary Services (as defined in the Tariff) that is or will  be scheduled as a schedule coordinator to schedule coordinator transaction pursuant to the applicable tariff and protocol provisions of the California Independent System Operator (“CAISO”) (as amended from time to time, the “Tariff”) for which the only excuse for failure to deliver or receive is an “Uncontrollable Force”. A CAISO “Schedule Adjustment” (defined as a schedule change implemented by the CAISO that is neither caused by, or within the control of, either Party) shall not constitute an Uncontrollable Force.

If the above accurately reflects the terms and conditions of the agreement between PWMT and SCWC on September 3, 2002, please sign a copy of this Confirmation and return it via fax to (602) 371-5256 the PWMT Confirm Administrator listed above.

3

Counterparty’s failure to notify PWMT of any exception to those terms or, the failure to return on executed Confirmation within five (5) business days of receipt of this Confirmation will constitute Counterparty’s agreement to the terms [Illegible] forth herein.

PINNACLEWEST CAPITAL CORPORATION		SOUTHERN CALIFORNIA WATER COMPANY

Signature:	/s/ Steve McAdams	Signature:	/s/ Joel A. Dickson
Print Name:	Steve McAdams	Print Name:	Joel A. Dickson
Title:	Contracts Manager	Title:	Vice President
Date:	9/6/02	Date:	9/15/02

PWM&T
Contracts
Department

By	/s/ [Illegible] 9/5/02

4

(Logo) PINNACLEWEST CAPITAL CORPORATION	PWMT Contract No. [Illegible] Ken Wolf Marketing & Trading P.O. Box [Illegible], M/S 9642 Phoenix, Arizona 85072-[Illegible] Telephone: (602) 250-4313 Facsimile: (602) 250-3199 September 4, 2002

CONFIDENTIAL

To:                 Golden State Water Company

The following terms and conditions shall govern this agreement on September 3, 2002, between David [Illegible], on behalf of Southern California Water Company (“SCWC”), and Ken Wolf, on behalf of Pinnacle West Marketing & Trading (“PWMT”), as follows:

Purchaser:	Pinnacle West Capital Corporation 400 N, 5th Street, M/S 9842 Phoenix, Arizona 85004	Seller:	Southern California Water Company 830 E. foothills Blvd. San Dimas, CA 91773-9016
Confirm Administrator:	Tricia Henry (602) 250-2811 (phone) (602) 371-5256 (fax)	Confirm Administrator:	Raymond P. [Illegible] (908) 394-3800 X 679 (phone) (908) 384-3768 (fax)

Preschedule:	(602) 250-4371	Preschedule:	(909) [Illegible]
Real Time:	(602) 250-4470	Real Time:	(909) [Illegible]

Price ($/MWh):	$[Illegible]/MWh	Quantity (MWh):	647,920 MWh
Quantity (MW/hr.):	15 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	December 31, 2006
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Price ($/MWh):	$[Illegible]/MWh	Quantity (MWh):	28,992 MWh
Quantity (MW/hr.):	[Illegible] Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	March 31, 2003
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Price ($/MWh):	$[Illegible]/MWh	Quantity (MWh):	[Illegible] MWh
Quantity (MW/hr.):	8 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2003	End date:	March 31, 2004
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Delivery Point:	SP15 (Inter SC Trade)
Transmission Contingencies: None		Generation Contingencies: None

1

And

Seller :	Pinnacie West Capital Corporation	Purchaser:	Southern California Water Company
400 N. 5th Street, M/S 9842		630 E. Foothills Blvd.
Phoenix, Arizona 85004		San Dimas, CA 91773-9016
Confirm		Confirm
Administrator:	Tricia Henry	Administrator:	Raymond P. Juels
	(602) 250-2911 (phone)		(909) 394-3800 X 679 (phone)
	(602) 371-5256 (fax)		(909) 394-3768 (fax)

Preschedule:	(602) 250-4371	Preschedule:	(909) 280-9411
Real Time:	(602) 250-4470	Real Time:	(909) 280-9411

Price ($/MWh):	$74.65/MWh	Quantity (MWh):	$11,080 MWh
Quantity (MW/hr.):	15 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	December 31, 2008
Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays.		Prevailing Time (“PPT”)

Quantity (MW/hr.):	8 Megawatts	Type of energy:	CAISO Firm
Start date:	November 1, 2002	End date:	December 31, 2008
	Winter Periods		Winter Periods
	Period 1 - November 1, 2002		March 31, 2003
	Period 2 - November 1, 2003		March 31, 2004
	Period 3 - November 1, 2004		March 31, 2005
	Period 4 - November 1, 2005		March 31, 2006
	Period 5 - November 1, 2006		March 31, 2007
	Period 6 - November 1, 2007		March 31, 2008
	Period 7 - November 1, 2008		December 31, 2008

Day(s) of week:	Monday through Sunday	Hours:	H.E. 0100-2400 Pacific
	including NERC holidays		Prevailing Time (“PPT”)

Delivery Point:	SP15 (Inter SC Trade)
Transmission Contingencies: None		Generation Contingencies: None

PWMT and SCWC enter into this Confirmation Agreement (hereinafter the “Confirmation”) pursuant to and in accordance with the Western Systems Power Pool Agreement, effective as of July 27, 1991 and as further amended on Septemeber 1, 2002 (hereinafter the “Agreement”), to which Pinnacle West Capital Corporation and Southern California Water Company are Parties. Terms used but not defined herein shall have the meanings set forth in the Agreement.

In consideration of the premises and the agreements contained herein, the Parties agree as follows:

1.                          PWMT shall supply firm energy in accordance with Service Schedule C of the Agreement utilizing available generation or purchased power resources at the point of delivery. If, in order to maintain firm energy deliveries, PWMT is required to obtain additional generation or transmission resources, PWMT shall absorb all additional costs incurred, including any charges for generation, transmission or ancillary services.

2

2.                          Section C-3.8 (c) of Service Schedule C is deleted in its entirety and replaced with the following:

“where applicable, to meet Seller’s or its Affiliate’s public utility or statutory obligations to its customers.”

“Affiliate” means, with respect to Seller, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. For this purpose, “control” means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

3.                          Deliveries will be made except during interruptions or reductions which are due to uncontrollable forces as defined in Section 10 of the Agreement, in which case the obligations of both Parties will be reduced for the duration of the interruption or reduction.

4.                          Preschedules shall be exchanged for all deliveries of energy, including identifications of receiving  and generating control areas under this Confirmation by 11:00 a.m. Pacific Prevailing Time on the last work day observed by both Parties prior to the scheduled date of delivery. Interchange scheduling shall be conducted in accordance with WSPP Operating Procedure No. 1.

5.                          Neither Party shall transfer or assign all or any part of the Agreement or its rights or obligations hereunder or otherwise dispose of any right, title or interest herein without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may, without the need for consent from the other Party, (a) transfer, pledge, or assign the Agreement as security for any financing (b) transfer, assign or delegate the Agreement or its rights or obligations hereunder to an Affiliate of such party; or (c) transfer, assign or delegate the Agreement to any person or entity according to all or substantially all of the [Illegible] of such party; provided, however, that any such assignee shall agree to be bound by the terms and conditions hereof and, provided, further, that any transfer, assignment or delegation that does not require consent hereunder shall not, in any way, relates the assignor from liability for full performance of any obligations (and only those obligations) arising under the Agreement prior to the effective date of the transfer, assignment or delegation. To the extent a transfer does not require consent, the transferring Party shall provide prompt notice to the other Party of the [Illegible] and the effective date thereof. Any transfer in violation of this section shall be deemed null and void. “Affiliate” means, with respect to a Party, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. For this purpose, “control” means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

6.                          “CAISO Firm Energy” means with respect to a Transaction, a product under which the Seller shall sell and the Purchaser shall purchase a quantity of energy equal to the hourly quantity without Ancillary Services (as defined in the Tariff) that is or will  be scheduled as a schedule coordinator to schedule coordinator transaction pursuant to the applicable tariff and protocol provisions of the California Independent System Operator (“CAISO”) (as amended from time to time, the “Tariff”) for which the only excuse for failure to deliver or receive is an “Uncontrollable Force”. A CAISO “Schedule Adjustment” (defined as a schedule change implemented by the CAISO that is neither caused by, or within the control of, either Party) shall not constitute an Uncontrollable Force.

If the above accurately reflects the terms and conditions of the agreement between PWMT and SCWC on September 3, 2002, please sign a copy of this Confirmation and return it via fax to (602) 371-5256 the PWMT Confirm Administrator listed above.

3

Counterparty’s failure to notify PWMT of any exception to those terms or, the failure to return on executed Confirmation within five (5) business days of receipt of this Confirmation will constitute Counterparty’s agreement to the terms [Illegible] forth herein.

PINNACLEWEST CAPITAL CORPORATION		SOUTHERN CALIFORNIA WATER COMPANY

Signature:	/s/ Steve McAdams	Signature:	/s/ Joel A. Dickson
Print Name:	Steve McAdams	Print Name:	Joel A. Dickson
Title:	Contracts Manager	Title:	Vice President
Date:	9/6/02	Date:	9/15/02

PWM&T
Contracts
Department

By	/s/ [Illegible] 9/5/02

4